Exhibit 10.17

                          BRENTWOOD CREDIT CORPORATION

SCHEDULE NO.   01

TO EQUIPMENT LEASE NO.    III-1000-100

DATED   June 1, 1996

LESSEE   Interactive Imaginations, Inc.

SCHEDULE TOTAL:    $852,325.00

Equipment Data:

QUANTITY              TYPE          MODEL & DESCRIPTION
--------              ----          -------------------

See attached for breakdown of equipment.


Location of Equipment   915 Broadway, Suite 1605
                        New York, NY 10010


Term of Schedule: 6 quarters commencing on June 1, 1996 up to and including
                  November 30, 1997.


Rental Payments:  $150,965.00 per quarter in advance plus applicable sales tax.

        Brentwood Credit Corporation, (Lessor) hereby agrees to lease to the Lessee named below, and Lessee hereby agrees to lease and rent from Lessor the equipment listed above, for the term and rental payments specified, all subject to the terms and conditions set forth in such equipment lease.

Lessor: BRENTWOOD CREDIT                 Lessee: INTERACTIVE IMAGINATIONS,
        CORPORATION                              INC.


By:    s/s Michael J. Budzinski          By:    /w/ Jeff Mart
       ------------------------                 ------------------------

Title: CFO                               Title: VP, Finance
       ------------------------                 ------------------------

Date:  June 1, 1996                      Date:  June 1, 1996
       ------------------------                 ------------------------

1620 26th Street                         915 Broadway, Suite 1605
Suite #290-S                             New York, NY 10010
(310) 828-1199

Thursday, 10/9/97

Mr. Ross Goldstein
EVP, Finance & CFO
Interactive Imaginations, Inc.
915 Broadway, Suite 1608
New York, NY 10010

Dear Ross:

Brentwood Credit Corporation (BCC) and AT&T Systems Leasing agree to offer Interative Imaginations, Inc. (III) extended payment terms for the deferred quarterly lease obligation originally due on 9/1/97. These terms will consist of one payment due 10/15/97 of $45,000 (plus cable tax), in addition to the following equipment return & extension agreement:


Server Type                   Return/Extended        Effective               1-Year Lease*
-----------                   ---------------        ---------               -------------
(1) Challenge XL              Returned               on or before 10/20/97
(1) Challenge DM              Returned               "             "
(2) Challenge S               Returned               "             "
(1) Challenge L Deskside      Extended               12/1/97                 $21,525/qtr
(2) Challenge S Servers       Extended               12/1/97                 $2,060/qtr/ea
                                                                             -------------
                                                                             $25,645/quarter**


        o      Extension Period = 12 months (12/01/97 - 11/30/98)
        **     Quarterly invoices due 3/1/98, 6/1/98 & 9/1/98 are $45,935 (plus applicable tax)
               per quarter to reflect the deferral in the 10/15/97 payment.

Countersigned receipt of your signature below serves as notification to accept these terms & conditions - which remain valid through end-of-day tomorrow, 10/10/97. Contact myself or Mike Budzinski (CFO) immediately with questions (310/828-1199). Please instruct your technical team to prepare the four returning assets for shipment on or before Monday, 10/20/97, configured identical to their original condition as listed on the Attachment to Lease Schedule #1.

Regards,                                    Agreed to & Accepted by:

/s/ Jay Axelson

Jay Axelson                                 Name: /s/ Michael Paolucci
Director, Sales                                  ------------------------
Brentwood Credit Corporation                Title: Chairman
                                                 ------------------------
                                            Date: 10/10/97
                                                 ------------------------
                                            Interactive Imaginations, Inc.

                          Brentwood Credit Corporation
   1620 26th Street, Suite 290-S, Santa Monica, California 90404 310-828-1199
                                fax: 310-828-7781

                         INTERACTIVE IMAGINATIONS, INC.
                    SCHEDULE 01 TO MASTER LEASE III-1000-100
                              EQUIPMENT ATTACHMENT
                                     PAGE 1

QTY     EQUIPMENT DESCRIPTION
---     ---------------------
        SILICON GRAPHICS COMPUTER SYSTEMS

1       CHALLENGE L DESKSIDE SERVER, 8x250MHZ R4400w/4MB
        SECONDARY CACHE, 64MB MEMORY, 1 IMB, 2GB SYS DISK
1       FIRST 512MB SUPER DENS MEM, 2 WAY INTERLEAVE, 1 IMB FOR
        CHALLENGE AND ONYX SYSTEMS
1       2GB SCSI-2 FAST, WIDE DIFFERENTIAL SYSTEM DISK FOR ALL
        CHALLENGE AND ONXY SYSTEMS

                         INTERACTIVE IMAGINATIONS, INC.
                    SCHEDULE 01 TO MASTER LEASE III-1000-100
                              EQUIPMENT ATTACHMENT
                                     PAGE 2


1       RACKMOUNT RAID ENCLOSURE WITH 1 CONTROLLER, 2 POWER
        SUPPLIES, FIVE 4.3GB DISK DRIVES
3       FIVE 4.3GB DISK DRIVES FOR INSTALLATION IN RAID CABINET ONLY
1       SECOND RAID CONTROLLER W/64MB MIRRORED CACHE (128MB
        TOTAL) AND BBU
1       THIRD POWER SUPPLY FOR INSTALLATION IN RAID CABINET FOR
        TWO CONTROLLER CONFIGURATIONS
1       DESTINATION KIT FOR STAND-ALONE PERIPHERALS 91 (110V)
1       SCSI-2 10 MHZ/16-BIT DIFFERENTIAL MEZZANINE CARD FOR
        CHALLENGE AND ONYX SYSTEMS
1       IRIX 5.3 OPERATING SYSTEM SOFTWARE AND MANUALS FOR
        SERVERS (NOT R800 SYSTEMS).  CD-ROM MEDIA
1       FDDI 2 PORT SINGLE ATTACHED HIO INTERFACE FOR CHALLENGE
        DM/L/XL, ONYX (IRIX 5.3.6.1 AND 6.2)
1       DESTINATION KIT FOR L SERIES, ONYX RE2, VTX, EX DESKSIDE
        REALITY STATION, 110V
2       CD-ROM UPDATE MEDIA REQUIREMENTS - FOR SUPPORT ONLY

                         INTERACTIVE IMAGINATIONS, INC.
                    SCHEDULE 01 TO MASTER LEASE III-1000-100
                              EQUIPMENT ATTACHMENT
                                     PAGE 3

4       64MB MEMORY UPGRADE FOR INDIGO2 POWER INDIGO2, INDY,
        CHALLENGE S, CHALLENGE M, & POWER CHALLENGE M
1       EXTERNAL 4x CD ROM SCSI DRIVE
4       FDDI, SINGLE ATTACH INTERFACE FOR INDY, CD AND MANUAL KIT
        (IRIX 5.1)
4       CD-ROM UPDATE MEDIA REQUIREMENTS - FOR SUPPORT ONLY
1       FULL EXTENDED WARRANTY